SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2022
Disclosure Of Significant Accounting Policies Text Block Abstract
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following describes the principal accounting policies adopted in the preparation of these consolidated financial statements.

2.1.	Basis of Preparation

These consolidated financial statements of LATAM Airlines Group S.A. as of December 31, 2022 and 2021, for the three years ended December 31, 2022 and have been prepared in accordance with the International Financial Reporting Standards (IFRS) issued by the International Accounting Standards Board (“IASB”) and with the interpretations issued by the interpretations committee of the International Financial Reporting Standards (IFRIC).

The consolidated financial statements have been prepared under the historic-cost criterion, although modified by the valuation at fair value of certain financial instruments.

The preparation of the consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to use its judgment in applying the Company’s accounting policies. Note 4 shows the areas that imply a greater degree of judgment or complexity or the areas where the assumptions and estimates are significant to the consolidated financial statements.

The consolidated financial statements have been prepared in accordance with the accounting policies used by the Company for the 2021 consolidated financial statements, except for the standards and interpretations adopted as of January 1, 2022.

(a)	Application of new standards for the year 2022:

(a.1.)	Accounting pronouncements with implementation effective from January 1, 2022:

	Date of issue	Effective Date:
(i) Standards and amendments

Amendment to IFRS 3: Business combinations.	May 2020	01/01/2022

Amendment to IAS 37: Provisions, contingent liabilities and contingent assets.	May 2020	01/01/2022

Amendment to IAS 16: Property, plant and equipment.	May 2020	01/01/2022

Improvements to International Financial Reporting Standards Financial (2018-2020 cycle) IFRS 1: First-time adoption of international financial reporting standards, IFRS 9: Financial Instruments, illustrative examples accompanying IFRS 16: Leases, IAS 41: Agriculture	May 2020	01/01/2022

The application of these accounting pronouncements as of January 1, 2022, had no significant effect on the Company’s consolidated financial statements.

(b) Accounting pronouncements not in force for the financial year beginning on January 1, 2022:

	Date of issue	Effective Date:
(i) Standards and amendments

Amendment to IAS 12: Income taxes.	May 2021	01/01/2023

Amendment to IAS 8: Accounting policies, changes in accounting estimates and error.	February 2021	01/01/2023

Amendment to IAS 1: Presentation of financial statements.	January 2020	01/01/2024

IFRS 17: Insurance contracts, replaces IFRS 4.	May 2017	01/01/2023

Amendment to IAS 1: Non-current liabilities with covenants	October 2022	01/01/2024

Amendment to IFRS 16: Leases	September 2022	01/01/2024

Initial Application of IFRS 17 and IFRS 9 — Comparative Information (Amendment to IFRS 17)	December 2021	An entity that elects to apply the amendment applies it when it first applies IFRS 17

Amendment to IFRS 10: Consolidated financial statements and IAS 28: Investments in associates and joint ventures.	September 2014	Not determined

The Company’s management estimates that the adoption of the standards, amendments and interpretations described above will not have a significant impact on the Company’s consolidated financial statements in the exercise of their first application.

(c)	Chapter 11 Filing and Going Concern

i)	Going Concern

These consolidated financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company previously disclosed that as of December 31, 2021, as a result of the Chapter 11 proceedings, the fulfillment of the Company’s obligations and the financing of ongoing operations were subject to material uncertainty due to the COVID-19 pandemic and the impossibility of knowing as of that date, their duration and, consequently, those events or conditions indicated that a material uncertainty existed that cast significant doubt (or raised a substantial doubt as contemplated by the Public Company Oversight Board (“PCAOB”) standards) about the Company’s ability to continue as a going concern as of the issuance of the Company’s 2021 Annual Report on Form 20-F.

On November 3, 2022, LATAM Parent and certain of its affiliates emerged from the Chapter 11 Proceedings. The emergence from the Chapter 11 proceedings and consummation of the Plan addressed liquidity concerns as it provided for new funds originated by the new financing and the capital restructuring. As a result, the Company expects that sufficient cash flows will be generated to finance the debts and the working capital requirements working capital for the next twelve months. Therefore, there is no longer a material uncertainty that may cast significant doubt (or raise substantial doubt as contemplated by the PCAOB standards) on the Company’s ability to continue as a going concern during the twelve months after the date of issuance of these financial statements.

ii)	Chapter 11 Filing

Due to the effects on the operation of the restrictions established in the countries to control the effects of the COVID-19 pandemic, on May 25, 2020 the Board resolved unanimously that LATAM Parent and some subsidiaries of the group should initiate a reorganization process in the United States of America according to the rules established in the Bankruptcy Code title 11 by filing a voluntary petition for relief in accordance with the same, which was carried out on May 26, 2020. Subsequently, Piquero Leasing Limited (July 7, 2020) and TAM S.A. joined this process and its subsidiaries in Brazil (July 9, 2020) (the voluntary petitions, collectively, the “Bankruptcy Filing” and each LATAM entity that filed a petition, a “Debtor” and jointly, the “Debtors”).

The Bankruptcy Filing for each of the Debtors (each one, respectively, a “Petition Date”) was jointly administered under the caption “In re LATAM Airlines Group S.A. et al.” Case Number 20-11254. Prior to November 3, 2022, the Debtors operated their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Bankruptcy Filing permitted the Company to reorganize and improve liquidity, wind down unprofitable contracts and amend its capacity purchase agreements to enable sustainable profitability. As of November 3, 2022 (the “Effective Date”), the Plan (as defined below) was substantially consummated and the Debtors have each emerged from the Chapter 11 proceedings as the “Reorganized Debtors”. However, according to the rules of the Bankruptcy Code, the Chapter 11 proceedings of the Reorganized Debtors continued to be ongoing after the Effective Date to resolve certain remaining matters. Later, on December 14, 2022, the Bankruptcy Court entered an order consolidating the administration of all remaining matters in the lead Chapter 11 case of LATAM Parent and closing the cases of its debtor-related person. Therefore, as of the date hereof the Chapter 11 proceeding has been closed with respect to LATAM Parent’s subsidiaries that were part thereof, and continue ongoing solely with respect to LATAM Parent to resolve certain remaining matters. The Bankruptcy Court continues to administer the Chapter 11 proceedings for LATAM Parent in order to resolve the few remaining matters therein, including resolving remaining claims.

As part of their overall reorganization process, the Debtors also sought and received relief in certain non-U.S. jurisdictions. On May 27, 2020, the Grand Court of the Cayman Islands granted the applications of certain of the Debtors for the appointment of provisional liquidators (“JPLs”) pursuant to section 104(3) of the Companies Law (2020 Revision). On June 4, 2020, the 2nd Civil Court of Santiago, Chile issued an order recognizing the Chapter 11 proceedings with respect to LATAM Airlines Group S.A., Lan Cargo S.A., Fast Air Almacenes de Carga S.A., Latam Travel Chile II S.A., Lan Cargo Inversiones S.A., Transporte Aéreo S.A., Inversiones Lan S.A., Lan Pax Group S.A. and Technical Training LATAM S.A. All remedies filed against the order have been rejected and the decision has become final. Finally, on June 12, 2020, the Superintendence of Companies of Colombia granted recognition to the Chapter 11 proceedings. On July 10, 2020, the Grand Court of the Cayman Islands granted the Debtors’ application for the appointment of JPLs to Piquero Leasing Limited. Bearing in mind that on November 3, 2022, the Effective Date of the Reorganization Plan approved and confirmed in the main proceedings occurred, on November 10, 2022, the representative of the foreign proceeding filed with the court his last monthly report under the Protocol on Cross-Border Communications

Operation and Implication of the Bankruptcy Filing

As of the Effective Date, the Plan was substantially consummated. Pursuant to the Plan, the Reorganized Debtors are permitted to operate their businesses and manage their properties without supervision of the Bankruptcy Court and free of the restrictions of the Bankruptcy Code.

Plan of Reorganization

On November 26, 2021, the Debtors filed a joint plan of reorganization (as amended or revised, the “Plan” or “Plan of Reorganization”) and the related disclosure statement (as amended or revised, the “Disclosure Statement”) with the Bankruptcy Court. As detailed in the Disclosure Statement, the Plan was supported by a restructuring support agreement executed among the Debtors, creditors holding more than 70% of the general unsecured claims asserted against LATAM Airlines Group S.A., and holders of more than 50% of LATAM Airlines Group S.A.’s existing equity (the “Restructuring Support Agreement” or “RSA”). From time to time in the Chapter 11 Cases, the Debtors filed revised versions of the Plan and associated Disclosure Statement. On February 10, 2022 the Debtors executed a joinder Agreement to the RSA (each joinder agreement a “W&C Creditor Group Joinder Agreement”), effective as of February 10, 2022 under which certain creditors agreed to commitments made by the Commitment Parties under the RSA.

On March 21, 2022, the Bankruptcy Court entered an order approving the adequacy of the Disclosure Statement and procedures for the solicitation with respect to the Plan (the “Disclosure Statement Order”). Pursuant to the Disclosure Statement Order, the Debtors distributed the solicitation version of the Plan, the Disclosure Statement (as approved), voting ballots and certain other solicitation materials to creditors.

In accordance with the Restructuring Support Agreement, on January 12, 2022 the Debtors filed a motion seeking approval to enter into a backstop commitment agreement with certain shareholders, and a backstop commitment agreement with certain creditors (the “Backstop Agreements”). On March 15, 2022, the Bankruptcy Court issued a memorandum decision approving the Debtors’ entry into the Backstop Agreements and issued a corresponding order (the “Backstop Order”) on March 22, 2022.

The Debtors received objections to the Plan from certain parties, including the United States Trustee, the Official Committee of Unsecured Creditors (the “Committee”), Banco del Estado de Chile in its capacity as indenture trustee under certain Chilean local bonds issued by LATAM Parent (“BancoEstado”), an ad hoc group of unsecured claimants and a group of holders of claims against LATAM affiliate TAM Linhas Aéreas S.A. Following the Plan objection deadline, the Debtors participated in a mediation with BancoEstado, the Committee and the parties to the RSA in an effort to resolve their objections to the Plan and related disputes, which proved successful. On May 11, 2022, the Debtors filed a revised version of the Plan reflecting the terms of a settlement with the parties.

At a hearing held on May 17, 18 and 20, 2022, the Bankruptcy Court considered the remaining objections that had not been resolved pursuant to the settlement. On June 18, 2022, the Bankruptcy Court issued a memorandum decision approving the Plan and overruling all remaining objections (the “Memorandum Decision”) and entered an order confirming the Plan (the “Confirmation Order”).

Certain parties in interest appealed the Bankruptcy Court’s decisions. On June 21, 2022, the Ad Hoc Group of Unsecured Claimants filed a notice of appeal of the memorandum decision and order approving entry into the Backstop Agreements, as well as the Memorandum Decision approving the Plan and the Confirmation Order.

On June 27, 2022, the Ad Hoc Group of Unsecured Claimants filed a motion seeking to stay the Confirmation Order pending appeal. On July 16, 2022, the motion to stay was denied by the Bankruptcy Court. On June 23, 2022, the TLA Claimholders Group also filed a motion seeking to stay the Confirmation Order pending appeal or, in the alternative, an affirmative injunction requiring the Debtors to fund an escrow account in the amount of the outstanding post-petition interest. On July 8, 2022, the Bankruptcy Court issued a bench memorandum and order denying the TLA Claimholders Group’s motion to stay. On June 28, 2022, Columbus Hill Capital Management (“Columbus Hill”) filed a notice of appeal of the Memorandum Decision and the Confirmation Order, which it later withdrew on July 5, 2022. On July 13, 2022, the Debtors filed a motion to approve a settlement agreement with Columbus Hill, which was granted by the Bankruptcy Court on July 21, 2022, bringing full and final resolution to the Columbus Hill appeal and any other potential objections from this claimant.

On August 31, 2022, after briefing and oral argument by the parties, the District Court issued an opinion denying the appeals of both the Ad Hoc Group of Unsecured Claimants and the TLA Claimholders Group. The District Court rejected the Ad Hoc Group of Unsecured Claimants’ arguments that the Plan and Backstop Agreement violated the Bankruptcy Code and held that the Backstop Agreement did not constitute impermissible vote buying. The Ad Hoc Group of Unsecured Claimants did not further appeal the District Court’s decision.

With respect to the TLA Claimholders Group’s appeal, the District Court denied its request for payment of post-petition interest on its claims and found that the Bankruptcy Court was not mistaken with respect to its factual finding that TLA was insolvent. The District Court also denied the TLA Claimholders Group’s motion to stay the Confirmation Order.

On September 2, 2022 the TLA Claimholders Group filed a notice of appeal in the District Court (the “Second Circuit Appeal”) further appealing the Confirmation Order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”). Both parties filed briefs regarding the merits of the Second Circuit Appeal, oral argument occurred on October 12, 2022, and on December 14, 2022, the Second Circuit unanimously affirmed the District Court’s decision rejecting the Second Circuit Appeal. No further appeals have been filed to date.

As of the Effective Date, the Plan was substantially consummated. Pursuant to the Plan, the Company received an infusion of approximately US$ 8.19 billion through a mix of new equity, convertible notes and debt, which enabled the Company to exit Chapter 11 with appropriate capitalization to effectuate its business plan. Upon emergence, the Company had total debt of approximately US$ 6.8 billion, cash and cash equivalents of approximately US$1.1 billion and revolving undrawn facilities in the amount of US$1.1 billion. Specifically, the Plan provided that:

●	The Company conducted a US$ 800 million common equity rights offering, open to all shareholders in accordance with their preemptive rights under applicable Chilean law, and fully backstopped by the parties participating in the RSA;

●	Three distinct classes of convertible notes were issued by the Company, all of which were preemptively offered to shareholders. The preemptive rights offering period closed on October 12, 2022. For those securities not subscribed by the Company’s shareholders during the respective preemptive rights period:

o	New Convertible Notes Class A, hereinafter Class G Convertible notes (by the denomination with which they were registered in the Registro de Valores of the CMF), were delivered to certain general unsecured creditors of the Company in settlement of their allowed claims under the Plan.

The Issuance conditions:

Nominal Value : Approximately Th US$1,257,003

Conversion Ratio: 15,9046155045956. The Convertible Notes Class G Conversion Ratio shall step down by 50% on the day that is sixty (60) days after the Effective Date.

Backup Actions: 19,992,142,087

Maturity: 31 Dec. 2121

Interest rate: 0%

Conversion Conditions: They may be converted into shares of the Company within twelve months from the Effective Date of the Plan. As soon as 50% of the holders of New Class G Convertible Notes have opted to convert, the remaining Class G Convertible Notes will be automatically converted.

o	New Convertible Notes Class B, hereinafter Class H Convertible notes (by the denomination with which they were registered in the Registro de Valores of the CMF), were subscribed and purchased by the shareholder that are part of the RSA.

The Issuance conditions:

Nominal Value: Approximately ThUS$1,372,840

Conversion Ratio: 92.2623446840237. The conversion ratio of Class H Convertible Notes will be reduced by 50% sixty (60) days after the fifth anniversary counted from the Effective Date .

Backup Actions: 126,661,409,136

Maturity: 31 Dec. 2121

Interest rate: 1% interest rate payable in cash annually with no interest in the first 60 days.

Conversion Conditions:

(a)	First Convertible Notes Class H Conversion Period: Each holder of Convertible Notes Class H will have the ability to convert its Convertible Notes Class H into shares of the Company within sixty (60) days from the Effective Date.

(b)	Second Convertible Notes Class H Conversion Period: Each holder of Convertible Notes Class H will have the subsequent ability to convert their Convertible Notes Class H into shares of the Company beginning on the fifth (5th) anniversary of the Effective Date.

o	New Convertible Notes Class C, hereinafter Class I Convertible notes (by the denomination with which they were registered in the Registro de Valores of the CMF), were provided to certain general unsecured creditors in exchange for a combination of new money to the Company and the settlement of their allowed claims under the Plan, subject to certain limitations and holdbacks by the backstopping parties.

The Issuance conditions:

Nominal Value: Approximately ThUS$6,863,427

Conversion Ratio: 56.143649821654. The Convertible Notes Class C Conversion Ratio shall step down by 50% on the day that is sixty (60) days after the Effective Date.

Backup Actions: 385,337,858,290

Maturity: 31 Dec. 2121

Interest rate: 0%

Conversion Conditions: They may be converted into shares within twelve months from the Effective Date of the Plan. As soon as 50% of the holders of Class I Convertible Notes have opted to convert, then the remaining Class I Convertible Notes will be automatically converted. The allocated amounts of the unused Class I Convertible Notes were distributed to the supporting parties of the Class I Convertible Notes in accordance with the respective Support Agreement.

●	The election period for the Convertible Notes Class G and Convertible Notes Class I by creditors ended on October 6, 2022.

●	General unsecured creditors that elected to receive Convertible Notes Class G or Convertible Notes Class I were entitled to receive a one-time cash distribution in an aggregate amount of approximately US$ 175 million, distributed among the general unsecured creditors that opted to receive Convertible Notes Class G and I. (see Note 36).

●	The Convertible Notes Classes H and I were issued, totally or partially, in consideration of a new money contribution for the aggregate amount of approximately US$ 4.64 billion fully backstopped by the parties to the RSA.

●	In lieu of receiving Convertible Notes Class G or Convertible Notes Class I (and the aforementioned one-time cash distribution), general unsecured creditors were provided with the alternative of opting to receive New Local Notes issued by LATAM. As set forth in the Plan and based on the elections made by general unsecured creditors, such notes were issued in the amount of UF 3,818,042 (equal to approximately US$ 130 million as of the date of their issuance).

Pursuant to the Plan and Backstop Agreements, LATAM raised up to US$ 500 million through a new revolving credit facility and approximately US$ 2.25 billion in total new money debt financing through exit financing (new term loan and new notes).

On September 2, 2022, the Convertible Notes Classes G, H and I together with the shares contemplated in the Plan were registered with the Chilean Registro de Valores of the Financial Market Commission (the “CMF”). The CMF approved the New Local Notes on September 5, 2022. The Debtors established September 12, 2022 as the record date with respect to creditors entitled to participate in the Convertible Notes Class G and Convertible Notes Class I, and commenced the offering of the Convertible Notes to claimholders on the same day.

As of December 31, 2022, 94,14% of the Convertible Notes Class G, 99.997% of the Convertible Notes Class H and 99.999% of the Convertible Notes Class I had been converted to equity, respectively.

On November 17, 2022 the Reorganized Debtors filed a motion to consolidate the administration of certain remaining matters, including the reconciliation of claims that have not yet been allowed or disallowed, in the lead Chapter 11 case of LATAM Parent and for entry of a final decree closing the Chapter 11 cases of LATAM Parent’s debtor-affiliates. The Bankruptcy Court entered an Order on December 14, 2022 granting the motion to consolidate the administration of remaining matters in the lead Chapter 11 case of LATAM Parent. As a result, the dockets for all 37 debtor-affiliates of LATAM Parent were marked “closed” on December 23, 2022.

Chapter 11 Milestones during the period covered by these consolidated financial statements

Assumption, Amendment & Rejection of Executory Contracts & Leases

Prior to the Effective Date, pursuant to the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), the Debtors were authorized to assume, assign or reject certain executory contracts and unexpired leases. Absent certain exceptions, the Debtors’ rejection of an executory contract or an unexpired lease is generally treated as prepetition breach, which entitles the contract counterparty to file a general unsecured claim against the Debtors and simultaneously relieves the Debtors from their future obligations under the contract or lease. Further, the Debtors’ assumption of an executory contract or unexpired lease would generally require the Debtors to cure outstanding defaults under such contract or lease.

Other Key Filings

On June 16, 2021, the Committee filed two motions seeking standing to prosecute certain claims on behalf of the Debtors against Delta Airlines, Inc. (the “Delta Motion”) and Qatar Airways O.C.S.C. (the “Qatar Motion”, and together with the Delta Motion, (the “Standing Motions”)), which were opposed by certain parties. In connection with the negotiation of the RSA, the Plan provided for the full settlement and release for Qatar and Delta of all potential claims described in the Standing Motions upon the effective date of the Plan. As the Plan became effective on November 3, 2022, such claims have been released.

Statements and Schedules

On September 8, 2020, each of the Debtors filed Schedules of Assets and Liabilities (“Schedules”) and Statements of Financial Affairs (“Statements”) that described the Debtors’ financial circumstances as of their respective Petition Date. On August 13, 2021 and December 3, 2021, certain Debtors filed amended Schedules that supplemented and amended the initial Schedules.

From the Petition Date through the Plan Effective Date (as defined in the Plan), the Company was also required to file “Monthly Operating Reports” (MORs) to disclose the receipt, administration and disposition of property by the Debtors during the pendency of the Chapter 11 Cases. After the Effective Date, the Company will be required to file a more streamlined “Post-confirmation Report” (PCR) each calendar quarter until the Chapter 11 Cases of LATAM Parent are closed.

While the Reorganized Debtors believe that these materials provide the information required by the Bankruptcy Code and Bankruptcy Court, they are nonetheless unaudited documents that are prepared in a format different from the consolidated financial reports historically prepared by LATAM in accordance with IFRS (International Financial Reporting Standards). For example, certain of the debtor-specific information contained in the Statements and Schedules may normally be prepared on an unconsolidated basis in the ordinary course. Accordingly, the Reorganized Debtors believe that the substance and format of these materials may not allow meaningful comparison with their regularly publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Reorganized Debtors’ securities, or claims against the Reorganized Debtors, or for comparison with other financial information required to be reported under applicable securities law.

Bearing in mind that November 3, 2022 was the Effective Date of the reorganization plan approved and confirmed in the main proceeding, on November 10, 2022, the representative of the foreign proceeding submitted to the court his last monthly report in accordance with the Protocol of Cross Border Communications.

Intercompany and Affiliate Transactions

On January 10, 2022, the Committee filed an objection with respect to an intercompany claim asserted by LATAM Finance Ltd. against Peuco Finance Ltd. The Bankruptcy Court held a hearing on the objection on March 10, 2022. Post-hearing briefs were submitted by the parties on March 17, 2022, and closing arguments were held on March 18, 2022. On April 29, 2022, the Court entered a decision and order overruling the objection (the “Intercompany Claim Decision”). On May 13, 2022, the Committee appealed the Intercompany Claim Decision to the District Court. On May 26, 2022 the District Court granted a joint motion of the Debtors and the Committee to stay such appeal until the effective date of the Plan. Following the Effective Date, the Committee sought to dismiss the appeal, and the District Court entered an order dismissing the appeal on November 7, 2022.

Debtor-in-Possession Financing and Exit Financing

As previously reported, on June 10, 2022 the Debtors entered into debt commitment letters (the “Exit Financing Commitment Letters”) providing commitments from various lenders for (i) an approximately US$1.170 billion of junior debtor-in-possession term loan facility (the “Junior DIP Facility”); (ii) a US$500 million debtor-in-possession and exit revolving credit facility (the “Revolving Facility”), (iii) a US$750 million debtor-in-possession and exit term loan B credit facility (the “Term Loan B Facility”; together with the Revolving Facility, the “Credit Facilities”), (iv) a US$750 million debtor-in-possession and exit bridge loan facility (the “Bridge to 5Y Notes Facility”) and (v) US$750 million debtor-in-possession and exit bridge loan facility (the “Bridge to 7Y Notes Facility” and together with the Bridge to 5Y Notes Facility, and the Credit Facilities, the “Debt Facilities”). According to the terms of the Exit Financing Commitment Letters, the committed amounts under the Term Loan B Facility and the Bridge Facilities could be reallocated amount such facilities. The Debt Facilities were structured to remain in place after the emergence of the Reorganized Debtors from the Chapter 11, subject to the satisfaction of certain conditions at emergence (the “Conversion Date”).

In the context of the Company’s exit from Chapter 11, on October 12, the Consolidated and Amended DIP Financing Agreement was paid in full. The repayment has been made entirely with funds from (i) a Junior DIP Financing of approximately US$1,146 million; (ii) a US$500 million Revolving Credit Line; (iii) a Term B Loan of US$750 million; (iv) a 5-year Bond Bridge Loan of US$750 million (v) a 7-year Bond Bridge Loan of US$750 million.

On October 18, 2022, the Bridge Loans were partially repaid by: i) a bond issue exempt from registration under U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A and Regulation S, both under the Securities Act, due 2027 (the “5-Year Bonds”), by a total principal amount of US$450 million and ii) a bond issue exempt from registration under the Securities Law pursuant to Rule 144A and Regulation S, both under the Securities Law, due 2029 (the “Bonds to 7 Years”), for a total principal amount of US$700 million.

Additionally, on November 3, the repayment of the Bridge Loans and the junior DIP was completed with the proceeds from the Exit Financing, which was made up of: US$450 million in senior guaranteed bonds maturing in 2027, US$700 million in senior secured notes due 2029 and an incremental “Term Loan B” loan for US$350 million

Establishment of Bar Dates and Claims Reconciliation

On September 24, 2020, the Bankruptcy Court entered an order (the “Bar Date Order”) establishing December 18, 2020, as the general deadline (the “General Bar Date”) by which persons or entities (other than governmental units) who believe they hold any claims (other than certain damages claims arising out of the rejection of executory contracts or unexpired leases) against any Debtor that arose prior to the Petition Date, as applicable to each Debtor, must have submitted written documentation of such claims (a “Proof of Claim”). On December 17, 2020, the Court entered an order (the “Supplemental Bar Date Order”) establishing a supplemental bar date of February 5, 2021 (the “Supplemental Bar Date”), for certain non-U.S. claimants not otherwise subject to the General Bar Date. Any person or entity that failed to timely file its Proof of Claim by the applicable Bar Date will be forever barred from asserting their claim and will not receive any distributions made as part of the ultimate plan of reorganization. On the Effective Date, the Reorganized Debtors established December 3, 2022 as the deadline (the “Administrative Expense Bar Date”) by which persons or entities (other than those exempted under the Plan) must submit a Proof of Claim establishing their claim against the Reorganized Debtors for costs and expenses of administration of the Chapter 11 proceedings.

Following the close of the General Bar Date, the Supplemental Bar Date, and the Administrative Expense Bar Date, the Reorganized Debtors have continued the process of reconciling approximately 6,575 submitted claims. As of December 31, 2022, the Reorganized Debtors have objected to or have resolved through claims withdrawals, stipulations and court orders approximately 5,030 claims with a total value of approximately US$ 163.5 billion. As the Reorganized Debtors continue to reconcile claims against the Company’s books and records, they will object to and contest such claims that they determine are not valid or are not asserted in the proper amount or classification and will resolve other claims disputes in and outside of the Bankruptcy Court.

A Claim is recorded as a liability when it has a present obligation, whether legal or constructive, as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate of the obligation amount can be made. Under the Plan, a further 1,352 litigation claims will ride through. As of December 31, 2022, approximately 64 of the Claims filed against the Debtors are still being reconciled with an estimated total value of approximately US$ 354.7 million.

2.2. Basis of Consolidation

(a) Subsidiaries

Subsidiaries are all the entities (including special-purpose entities) over which the Company has the power to control the financial and operating policies, which are generally accompanied by a holding of more than half of the voting rights. In evaluating whether the Company controls another entity, the existence and effect of potential voting rights that are currently exercisable or convertible at the date of the consolidated financial statements are considered. The subsidiaries are consolidated from the date on which control is passed to the Company and they are excluded from the consolidation on the date they cease to be so controlled. The results and cash are incorporated from the date of acquisition.

Balances, transactions and unrealized gains on transactions between the Company’s entities are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment loss of the asset transferred. When necessary, in order to ensure uniformity with the policies adopted by the Company, the accounting policies of the subsidiaries are modified.

To account for and identify the financial information to be disclosed when carrying out a business combination, such as the acquisition of an entity by the Company, the acquisition method provided for in IFRS 3: Business combinations is used.

(b) Transactions with non-controlling interests

The Group applies the policy of considering transactions with non-controlling interests, when not related to the loss of control, as equity transactions without an effect on income.

(c) Sales of subsidiaries

When a subsidiary is sold and a percentage of participation is not retained, the Company derecognizes the assets and liabilities of the subsidiary, the non-controlling interest and other components of equity related to the subsidiary. Any gain or loss resulting from the loss of control is recognized in the consolidated income statement by function within Other gains (losses).

If LATAM Airlines Group S.A. and Subsidiaries retain an ownership of participation in the disposed subsidiary which does not represent control, this is recognized at fair value on the date that control is lost and the amounts previously recognized in Other comprehensive income are accounted as if the Company had disposed directly the assets and related liabilities, which can cause these amounts to be reclassified to profit or loss. The percentage retained valued at fair value is subsequently accounted using the equity method.

(d) Investees or associates

Investees or associates are all entities over which LATAM Airlines Group S.A. and Subsidiaries have significant influence but have no control. This usually arises from holding between 20% and 50% of the voting rights. Investments in associates are booked using the equity method and are initially recognized at their cost.

2.3. Foreign currency transactions

(a) Presentation and functional currencies

The items included in the financial statements of each of the entities of LATAM Airlines Group S.A. and Subsidiaries are valued using the currency of the main economic environment in which the entity operates (the functional currency). The functional currency of LATAM Airlines Group S.A. is the United States dollar which is also the presentation currency of the consolidated financial statements of LATAM Airlines Group S.A. and Subsidiaries.

(b) Transactions and balances

Foreign currency transactions are translated to the functional currency using the exchange rates on the transaction dates. Foreign currency gains and losses resulting from the liquidation of these transactions and from the translation at the closing exchange rates of the monetary assets and liabilities denominated in foreign currency are shown in the consolidated statement of income by function except when deferred in Other comprehensive income as qualifying cash flow hedges.

(c) Adjustment due to hyperinflation

After July 1, 2018, the Argentine economy was considered, for purposes of IFRS, hyperinflationary. The consolidated financial statements of the subsidiaries whose functional currency is the Argentine Peso have been restated.

The non-monetary items of the statement of financial position as well as the income statement, comprehensive income and cash flows of the group’s entities, whose functional currency corresponds to a hyperinflationary economy, are adjusted for inflation and re-expressed in accordance with the variation of the consumer price index (“CPI”), at each presentation date of its financial statements. The re-expression of non-monetary items is made from the date of initial recognition in the statements of financial position and considering that the financial statements are prepared under the historical cost criterion.

Net losses or gains arising from the re-expression of non-monetary items and income and costs are recognized in the consolidated income statement under “Result of indexation units”.

Net gains and losses on the re-expression of opening balances due to the initial application of IAS 29 are recognized in consolidated retained earnings.

Re-expression due to hyperinflation will be recorded until the period or exercise in which the economy of the entity ceases to be considered as a hyperinflationary economy. At that time, the adjustments made by hyperinflation will be part of the cost of non-monetary assets and liabilities.

The comparative amounts in the consolidated financial statements of the Company are presented in a stable currency and are not adjusted for subsequent changes in the price level or exchange rates.

(d) Group entities

The results and the financial situation of the Group’s entities, whose functional currency is different from the presentation currency of the consolidated financial statements, of LATAM Airlines Group S.A., which does not correspond to the currency of a hyperinflationary economy, are converted into the currency of presentation as follows:

(i)	Assets and liabilities of each consolidated statement of financial position presented are translated at the closing exchange rate on the consolidated statement of financial position date;

(ii)	The revenues and expenses of each income statement account are translated at the exchange rates prevailing on the transaction dates, and

(iii)	All the resultant exchange differences by conversion are shown as a separate component in other comprehensive income, within “Gain (losses) from exchange rate difference, before tax”.

For those subsidiaries of the group whose functional currency is different from the presentation currency and, moreover, corresponds to the currency of a hyperinflationary economy; its restated results, cash flow and financial situation are converted to the presentation currency at the closing exchange rate on the date of the consolidated financial statements.

The exchange rates used correspond to those fixed in the country where the subsidiary is located, whose functional currency is different to the U.S. dollar.

2.4. Property, plant and equipment

The land of LATAM Airlines Group S.A. and Subsidiaries, are recognized at cost less any accumulated impairment loss. The rest of the Properties, plants and equipment are recorded, both in their initial recognition and in their subsequent measurement, at their historical cost, restated for inflation when appropriate, less the corresponding depreciation and any loss due to impairment.

The amounts of advances paid to the aircraft manufacturers are capitalized by the Company under Construction in progress until they are received.

Subsequent costs (replacement of components, improvements, extensions, etc.) are included in the value of the initial asset or are recognized as a separate asset, only when it is probable that the future economic benefits associated with the elements of property, plant and equipment, will flow to the Company and the cost of the item can be determined reliably. The value of the replaced component is written off. The rest of the repairs and maintenance are charged to income when they are incurred.

The depreciation of the properties, plants and equipment is calculated using the linear method over their estimated technical useful lives; except in the case of certain technical components which are depreciated on the basis of cycles and hours flown. This charge is recognized in the captions “Cost of sale” and “Administrative expenses”.

The residual value and the useful life of the assets are reviewed and adjusted, if necessary, once a year. Useful lives are detailed in Note 16 (d).

When the value of an asset exceeds its estimated recoverable amount, its value is immediately reduced to its recoverable amount.

Losses and gains from the sale of property, plant and equipment are calculated by comparing the consideration with the book value and are included in the consolidated statement of income.

2.5. Intangible assets other than goodwill

(a) Airport slots and Loyalty program

Airport slots and the Loyalty program correspond to intangible assets with indefinite useful lives and are annually tested for impairment as an integral part of the CGU Air Transport.

Airport Slots correspond to an administrative authorization to carry out operations of arrival and departure of aircraft, at a specific airport, within a certain period of time.

The Loyalty program corresponds to the system of accumulation and exchange of points that is part of TAM Linhas Aereas S.A.

The airport slots and Loyalty program were recognized at fair value under IFRS 3, as a consequence of the business combination with TAM S.A. and Subsidiaries.

(b) Computer software

Licenses for computer software acquired are capitalized on the basis of the costs incurred in acquiring them and preparing them for using the specific software. These costs are amortized over their estimated useful lives, for which the Company has defined useful lives between 3 and 10 years.

Expenses related to the development or maintenance of computer software which do not qualify for capitalization, are shown as an expense when incurred. The personnel costs and other costs directly related to the production of unique and identifiable computer software controlled by the Company, are shown as intangible Assets other than Goodwill when they have met all the criteria for capitalization.

(c) Brands

The Brands were acquired in the business combination with TAM S.A. and Subsidiaries and, recognized at fair value under IFRS 3. The Company has defined a useful life of five years, period in which the value of the brands will be amortized (see note 15).

2.6. Borrowing costs

Interest costs incurred for the construction of any qualified asset are capitalized over the time necessary for completing and preparing the asset for its intended use. Other interest costs are recognized in the consolidated statement of income by function when accrued.

2.7. Losses for impairment of non-financial assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Assets subject to amortization are tested for impairment losses whenever any event or change in circumstances indicates that the carrying amount may not be recoverable. An impairment loss is recognized for the excess of the carrying amount of the asset over its recoverable amount. The recoverable amount is the fair value of an asset less the costs of sale or the value in use, whichever is greater. For the purpose of evaluating impairment losses, assets are grouped at the lowest level for which there are largely independent cash inflows (cash generating unit. Non-financial assets, other than goodwill, that would have suffered an impairment loss are reviewed if there are indicators of reversal of losses. Impairment losses are recognized in the consolidated statement of income by function under “Other gains (losses)”.

2.8. Financial assets

The Company classifies its financial assets in the following categories: at fair value (either through other comprehensive income, or through gains or losses), and at amortized cost. The classification depends on the business model of the entity to manage the financial assets and the contractual terms of the cash flows.

The group reclassifies debt investments when, and only when, it changes its business model to manage those assets.

In the initial recognition, the Company measures a financial asset at its fair value plus, in the case of a financial asset classified at amortized cost, the transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets accounted for at fair value through profit or loss are recorded as expenses in the consolidated statement of income by function.

(a) Debt instruments

The subsequent measurement of debt instruments depends on the group’s business model to manage the asset and cash flow characteristics of the asset. The Company has two measurement categories in which the group classifies its debt instruments:

Amortized cost: the assets held for the collection of contractual cash flows where those cash flows represent only payments of principal and interest are measured at amortized cost. A gain or loss on a debt investment that is subsequently measured at amortized cost and is not part of a hedging relationship is recognized in income when the asset is derecognized or impaired. Interest income from these financial assets is included in financial income using the effective interest rate method.

Fair value through profit or loss: assets that do not meet the criteria of amortized cost or fair value through other comprehensive income are measured at fair value through profit or loss. A gain or loss on a debt investment that is subsequently measured at fair value through profit or loss and is not part of a hedging relationship is recognized in profit or loss and is presented net in the consolidated statement of income by function within other gains / (losses) in the period or exercise in which it arises.

(b) Equity instruments

Changes in the fair value of financial assets at fair value through profit or loss are recognized in other gains / (losses) in the consolidated statement of income by function as appropriate.

The Company evaluates in advance the expected credit losses associated with its debt instruments recorded at amortized cost. The applied impairment methodology depends on whether there has been a significant increase in credit risk.

2.9. Derivative financial instruments and embedded derivatives

Derivative financial instruments and hedging activities

Initially at fair value on the date on which the derivative contract was made and are subsequently valued at their fair value. The method to recognize the resulting loss or gain depends on whether the derivative designated as a hedging instrument and, if so, the nature of the item being hedged.

The Company designates certain derivatives as:

(a) Hedge of an identified risk associated with a recognized liability or an expected highly- probable transaction (cash-flow hedge), or

(b) Derivatives that do not qualify for hedge accounting.

At the beginning of the transaction, the Company documents the economic relationship between the hedged items existing between the hedging instruments and the hedged items, as well as its objectives for risk management and the strategy to carry out various hedging operations. The Company also documents its assessment, both at the beginning and on an ongoing basis, as to whether the derivatives used in the hedging transactions are highly effective in offsetting the changes in the fair value or cash flows of the items being hedged.

The total fair value of the hedging derivatives is booked as Other non-current financial asset or liability if the remaining maturity of the item hedged is over 12 months, and as an Other current financial asset or liability if the remaining term of the item hedged is less than 12 months. Derivatives not booked as hedges are classified as Other financial assets or liabilities.

(a) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is shown in the statement of other comprehensive income. The loss or gain relating to the ineffective portion is recognized immediately in the consolidated statement of income by function under other gains (losses). Amounts accumulated in equity are reclassified to profit or loss in the periods or exercise when the hedged item affects profit or loss. When these amounts correspond to hedging derivatives of highly probable items that give rise to non-financial assets or liabilities, in which case, they are recorded as part of the non-financial assets or liabilities.

For fuel price hedges, the amounts shown in the statement of other comprehensive income are reclassified to results under the line item Cost of sales to the extent that the fuel subject to the hedge is used.

Gains or losses related to the effective part of the change in the intrinsic value of the options are recognized in the cash flow hedge reserve within equity. Changes in the time value of the options related to the part are recognized within Other Consolidated Comprehensive Income in the costs of the hedge reserve within equity.

When a hedging instrument mature, is sold or fails to meet the requirements to be accounted for as a hedges, any gain or loss accumulated in the statement of Other comprehensive income until that moment, remains in the statement of other comprehensive income and is reclassified to the consolidated statement of income when the hedged transaction is finally recognized.

When it is expected that the hedged transaction is no longer going to occur, the gain or loss accumulated in the statement of other comprehensive income is taken immediately to the consolidated statement of income by function as “Other gains (losses)”.

(b) Derivatives not booked as a hedge

The changes in fair value of any derivative instrument that is not booked as a hedge are shown immediately in the consolidated statement of income in “Other gains (losses)”.

Embedded derivatives

The Company assesses the existence of embedded derivatives in financial instrument contracts. Derivatives embedded in non-derivative  host contracts are treated as separate derivatives when they meet the definition of a derivative, their risks and characteristics are not closely related to those of the host contracts and the contracts are not measured at FVTPL as a whole. LATAM Airlines Group S.A. has determined that no embedded derivatives currently exist.

2.10. Inventories

Inventories, are shown at the lower of cost and their net realizable value. The cost is determined on the basis of the weighted average cost method (WAC). The net realizable value is the estimated selling price in the normal course of business, less estimated costs necessary to make the sale.

2.11. Trade and other accounts receivable

Commercial accounts receivable are initially recognized at their fair value and subsequently at their amortized cost in accordance with the effective rate method, less the provision for impairment according to the model of the expected credit losses. The Company applies the simplified approach permitted by IFRS 9, which requires that expected lifetime losses be recognized upon initial recognition of accounts receivable.

In the event that the Company transfers its rights to any financial asset (generally accounts receivable) to a third party in exchange for a cash payment, the Company evaluates whether all risks and rewards have been transferred, in which case the account receivable is derecognized.

The existence of significant financial difficulties on the part of the debtor, the probability that the debtor goes bankrupt or financial reorganization are considered indicators of a significant increase in credit risk.

The carrying amount of the asset is reduced as the provision account is used and the loss is recognized in the consolidated income statement under “Cost of sales”. When an account receivable is written off, it is regularized against the provision account for the account receivable.

2.12. Cash and cash equivalents

Cash and cash equivalents include cash and bank balances, time deposits in financial institutions, and other short-term and highly liquid investments and a low risk of loss of value.

2.13. Capital

The common shares are classified as net equity.

Incremental costs directly attributable to the issuance of new shares or options are shown in net equity as a deduction from the proceeds received from the placement of shares.

2.14. Trade and other accounts payables

Trade payables and other accounts payable are initially recognized at fair value and subsequently at amortized cost.

2.15. Interest-bearing loans

Financial liabilities are shown initially at their fair value, net of the costs incurred in the transaction. Later, these financial liabilities are valued at their amortized cost; any difference between the proceeds obtained (net of the necessary arrangement costs) and the repayment value, is shown in the consolidated statement of income during the term of the debt, according to the effective interest rate method.

Financial liabilities are classified in current and non-current liabilities according to the contractual payment dates of the nominal principal.

Convertible Notes

The component parts of the convertible notes issued by LATAM are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument.

At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for similar non-convertible instruments. This amount is recorded as a liability on an amortized cost basis using the effective interest method until extinguished upon conversion or at the instrument’s maturity date. The conversion option classified as equity is determined by the deducting the amount of the liability component from the fair value of the compound instrument as a whole. This is recognized and included in other equity, net of income tax effects. and is not subsequently remeasured. In addition, the conversion option classified as equity will remain in other equity until the conversion option is exercised, in which case, the balance recognized in other equity will be transferred to share capital. Where the conversion option remains unexercised at maturity date of the convertible bond, the balance recognized in other equity will be transferred to retained earnings. No gain or loss is recognized in profit or loss upon conversion or expiration of the conversion option.

Transaction costs that relate to the issue of the convertible notes are allocated to the liability and equity components in proportion to the allocation of the gross proceeds. Transaction costs relating to the equity component are charged directly to equity.

2.16. Current and deferred taxes

The tax expense for the period or exercise comprises income and deferred taxes.

The current income tax expense is calculated based on tax laws enacted at the date of the statement of financial position, in the countries in which the subsidiaries and associates operate and generate taxable income.

Deferred taxes are recognized on the temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax is not accounted for if it arises from the initial recognition of an asset or a liability in a transaction other than a business combination that at the time of the transaction does not affect the accounting or the taxable profit or loss. Deferred tax is determined using the tax rates (and laws) that have been enacted or substantially enacted at the date of the consolidated statements of financial position and are expected to apply when the related deferred tax asset is realized or the deferred tax liability discharged.

Deferred tax assets are recognized only to the extent it is probable that the future taxable profit will be available against which the temporary differences can be utilized.

The tax (current and deferred) is recognized in the statement of income by function, unless it relates to an item recognized in other comprehensive income, directly in equity. In this case the tax is also recognized in other comprehensive income or, directly in the statement of income by function, respectively.

Deferred tax assets and liabilities are offset if, and only if:

(a) there is a legally enforceable right to set off current tax assets and liabilities, and

(b) the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either: (i) the same taxable entity, or (ii) different taxable entities which intend to settle current tax liabilities and assets on a net basis, or to realise the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

2.17. Employee benefits

(a) Personnel vacations

The Company recognizes the expense for personnel vacations on an accrual basis.

(b) Share-based compensation

The compensation plans implemented based on the value of the shares of the Company are recognized in the consolidated financial statements in accordance with IFRS 2: Share-based payments. For equity settled plans the fair value is recorded in equity with a charge to remuneration in a linear manner between the grant of said options and the date on which they become vested. For cash settled awards the fair value, updated as of the closing date of each reporting period or exercise, is recorded as a liability with charge to remuneration.

(c) Post-employment and other long-term benefits

Provisions are made for these obligations by applying the method of the projected unit credit method, and considering estimates of future permanence, mortality rates and future wage increases determined on the basis of actuarial calculations. The discount rates are determined by reference to market interest-rate curves. Actuarial gains or losses are shown in other comprehensive income.

(d) Incentives

The Company has an annual incentives plan for its personnel for compliance with objectives and individual contribution to the results. The incentives eventually granted consist of a given number or portion of monthly remuneration and the provision is made on the basis of the amount estimated for distribution.

(e) Termination benefits

The group recognizes termination benefits at the earlier of the following dates: (a) when the group terminates the employee relationship; and (b) when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of terminations benefits.

2.18. Provisions

Provisions are recognized when:

(i) The Company has a present legal or constructive obligation as a result of a past event;

(ii) It is probable that payment is going to be required to settle an obligation; and

(iii) A reliable estimate of the obligation amount can be made.

2.19. Revenue from contracts with customers

(a) Transportation of passengers and cargo

The Company recognizes the sale for the transportation service as a deferred income liability, which is recognized as income when the transportation service has been provided or expired. In the case of air transport services sold by the Company and that will be made by other airlines, the liability is reduced when they are remitted to said airlines. The Company periodically reviews whether it is necessary to make an adjustment to deferred income liabilities, mainly related to returns, changes, among others.

Compensations granted to clients for changes in the levels of services or billing of additional services such as additional baggage, change of seat, among others, are considered modifications of the initial contract, therefore, they are deferred until the corresponding service is provided.

(b) Expiration of air tickets

The Company estimates on a monthly basis the probability of expiration of air tickets, with refund clauses, based on their history of use. Air tickets without a refund clause expire on the date of the flight in case the passenger does not show up.

(c) Costs associated with the contract

The costs related to the sale of air tickets are capitalized and deferred until the moment of providing the corresponding service. These assets are included under the heading “Other current non-financial assets” in the Consolidated Classified Statement of Financial Position.

(d) Frequent passenger program

The Company maintains the following loyalty programs: LATAM Pass and LATAM Pass Brasil, whose objective is building customer loyalty through the delivery of miles or points.

These programs give their frequent passengers the possibility of earning LATAMPASS’s miles or points, which grant the right to a selection of both air and non-air awards. Additionally, the Company sells the LATAMPASS miles or points to financial and non-financial partners through commercial alliances to award miles or points to their customers.

To reflect the miles and points earned, the loyalty program mainly includes two types of transactions that are considered revenue arrangements with multiple performance obligations: (1) Passenger Ticket Sales Earning miles or points (2) miles or points sold to financial and non-financial partner

(1) Passenger Ticket Sales Earning Miles or Points.

In this case, the miles or points are awarded to customers at the time that the company performs the flight.

To value the miles or points earned with travel, we consider the quantitative value a passenger receives by redeeming miles for a ticket rather than paying cash, which is referred to as Equivalent Ticket Value (“ETV”). Our estimate of ETV is adjusted for miles and points that are not likely to be redeemed (“breakage”).

The balance of miles and points that are pending to redeem are included within deferred revenue.

(2) Miles sold to financial and non-financial partners

To value the miles or points earned through financial and non-financial partners,the performance obligations with the client are estimated separately. To calculate these performance obligations, different components that add value in the commercial contract must be considered, such as marketing, advertising and other benefits, and finally the value of the points awarded to customers based on our ETV. The value of each of these components is finally allocated in proportion to their relative prices. The performance obligations associated with the valuation of the points or miles earned become part of the Deferred Revenue, and the remaining performance obligations are recorded as revenue when the miles or points are delivered to the client.

When the miles and points are exchanged for products and services other than the services provided by the Company, the income is recognized immediately; when the exchange is made for air tickets of any airline of LATAM Airlines Group S.A. and subsidiaries, the income is deferred until the air transport service is provided.

The miles and points that the Company estimates will not be exchanged are recognized in the results based on the consumption pattern of the miles or points effectively exchanged by customers. The Company uses statistical models to estimate the probability of exchange, which is based on historical patterns and projections.

(e) Dividend income

Dividend income is recognized when the right to receive payment is established.

2.20. Leases

The Company recognizes contracts that meet the definition of a lease as a right of use asset and a lease liability on the date when the underlying asset is available for use.

Right of use assets are measured at cost including the following:

-	The amount of the initial measurement of the lease liability;

-	Lease payment made at or before commencement date;

-	Initial direct costs, and

-	Restoration costs.

The right of use assets are recognized in the statement of financial position in Property, plant and equipment.

Lease liabilities include the net present value of the following payments:

-	Fixed payments including in substance fixed payment.
-	Variable lease payments that depend on an index or a rate;
-	The exercise price of a purchase option, if it is reasonably certain that the option will be exercised.

The discount rate that LATAM uses is the interest rate implicit in the lease, if that rate can be readily determined. This is the rate of interest that causes the present value of (a) lease payments and (b) the unguaranteed residual value to equal the sum of (i) the fair value of the underlying asset and (ii) any initial direct costs of the lessor.

LATAM uses its incremental borrowing rate if the interest rate implicit in the lease cannot be readily determined.

Lease liabilities are recognized in the statement of financial position under Other financial liabilities, current or non-current.

Interest accrued on financial liabilities is recognized in the consolidated statement of income in “Financial costs”.

Principal and interest are present in the consolidated cash flow as “Payments of lease liability” and “Interest paid”, respectively, within financing cash flows.

Payments associated with short-term leases without purchase options and leases of low-value assets are recognized on a straight-line basis in profit or loss at the time of accrual. Those payments are presented within operating cash flows.

The Company analyzes the financing agreements of aircraft, mainly considering characteristics such as:

(a) That the Company initially acquired the aircraft or took an important part in the process of direct acquisition with the manufacturers.

(b) Due to the contractual conditions, it is virtually certain that the Company will execute the purchase option of the aircraft at the end of the lease term.

Since these financing agreements are “substantially purchases” and not leases, the related liability is considered as a financial debt classified under IFRS 9 and continues to be presented within the “Other financial liabilities” described in Note 18. On the other hand, the aircraft are presented in Property, Plant and Equipment, as described in Note 16, as “own aircraft”.

The Group qualifies as sale and lease transactions, operations that lead to a sale according to IFRS 15. More specifically, a sale is considered as such if there is no option to purchase the goods at the end of the lease term.

If the sale by the seller-lessee is classified as a sale in accordance with IFRS 15, the underlying asset is derecognized, and a right-of-use asset equal to the portion retained proportionally of the amount of the asset is recognized.

If the sale by the seller-lessee is not classified as a sale in accordance with IFRS 15, the transferred assets are kept in the financial statements and a financial liability equal to the sale price is recognized (received from the buyer-lessor).

The Company has applied the practical solution allowed by IFRS 16 for those contracts that meet the established requirements and that allows a lessee to choose not to evaluate if the concessions that it obtains derived from COVID-19 are a modification of the lease.

2.21. Non-current assets or disposal groups classified as held for sale

Non-current assets (or disposal groups) classified as assets held for sale are shown at the lesser of their book value and the fair value less costs to sell.

2.22. Maintenance

The costs incurred for scheduled heavy maintenance of the aircraft’s fuselage and engines are capitalized and depreciated until the next maintenance. The depreciation rate is determined on technical grounds, according to the use of the aircraft expressed in terms of cycles and flight hours.

In case of aircraft include in property, plant and equipment, these maintenance cost are capitalized as Property, plant and equipment, while in the case of aircraft on right of use, a liability is accrued based on the use of the main components is recognized, since a contractual obligation with the lessor to return the aircraft on agreed terms of maintenance levels exists. These are recognized as Cost of sales.

Additionally, some contracts that comply with the definition of lease establish the obligation of the lessee to make deposits to the lessor as a guarantee of compliance with maintenance and return conditions. These deposits, often called maintenance reserves, accumulate until a major maintenance is performed. Once made, the recovery is requested to the lessor. At the end of the contract period, there is comparison between the reserves that have been paid and required return conditions, and compensation between the parties are made if applicable.

The unscheduled maintenance of aircraft and engines, as well as minor maintenance, are charged to results as incurred.

2.23. Environmental costs

Disbursements related to environmental protection are charged to results when incurred or accrue.